Exhibit 99.2

EIGHTH MODIFICATION AGREEMENT

THIS EIGHTH MODIFICATION AGREEMENT dated as of April 1, 2015 (this “Agreement”), is entered into by and among ADK LUMBER CITY OPERATOR, LLC (“Borrower 2”), ADK LAGRANGE OPERATOR, LLC (“Borrower 4”), ADK POWDER SPRINGS OPERATOR, LLC (“Borrower 5”), ADK THUNDERBOLT OPERATOR, LLC (“Borrower 7”), ATTALLA NURSING ADK, LLC (“Borrower 9”), MOUNTAIN TRACE NURSING ADK, LLC, an Ohio limited liability company (“Borrower 10”), ERIN NURSING, LLC (“Borrower 12”), CP NURSING, LLC (“Borrower 13”), BENTON NURSING, LLC (“Borrower 14”), VALLEY RIVER NURSING, LLC (“Borrower 15”), PARK HERITAGE NURSING, LLC (“Borrower 16”), HOMESTEAD NURSING, LLC (“Borrower 17”), MOUNTAIN VIEW NURSING, LLC (“Borrower 19”), LITTLE ROCK HC&R NURSING, LLC (“Borrower 21”), COOSA NURSING ADK, LLC (“Borrower 25”), and QC NURSING, LLC (“Borrower 26”), each a Georgia limited liability company except as hereinabove set forth (the “Borrowers”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (the “Guarantor”) (the Borrowers and the Guarantor being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Lender”).
RECITALS

A.    The Borrower/Guarantor Parties and the Lender heretofore entered into the following documents (collectively, the “Documents”):
(i)    Loan and Security Agreement dated as of September 20, 2012 (the “Loan Agreement”), by and among the Borrowers named therein and the Lender.
(ii)    Promissory Note dated September 20, 2012 (the “Note”), from the Borrowers named therein to the Lender in the principal amount as mostly recently amended of $8,815,000.
(iii)    Guaranty of Payment and Performance dated as of September 20, 2012, by the Guarantor to and for the benefit of the Lender.
B.    The Documents were previously modified and amended by the following documents (the “Previous Modifications”): (i) the Modification Agreement dated as of October 26, 2012; (ii) the Memorandum of Agreement dated January 25, 2013 (the “Second Modification”); (iii) the Third Modification Agreement dated as of September 30, 2013 (the “Third Modification”); (iv) the Fourth Modification Agreement dated as of November 26, 2013; (v) the Fifth Modification Agreement dated as of July 22, 2014; (vi) the Sixth Modification Agreement dated as of September 24, 2014 (the “Sixth Modification”); and (vi) the Seventh Modification Agreement dated as of December 17, 2014 (the “Seventh Modification”).
C.    Borrower 20, Borrower 22 and Borrower 23 (as defined in the Second Modification) were released from their respective obligations under the Documents pursuant to the Second Modification.
D.    Borrower 3, Borrower 6 and Borrower 8 (as defined in the Third Modification) were released from their respective obligations under the Documents pursuant to the Third Modification.

E.    Borrower 1, Borrower 18 and Borrower 24 (as defined in the Sixth Modification) were released from their respective obligations under the Documents pursuant to the Sixth Modification.
F.    Borrower 11 (as defined in the Seventh Modification) was released from its obligations under the Documents pursuant to the Seventh Modification.
G.    The parties desire to make certain modifications and amendments to the Documents, as modified and amended by the Previous Modifications, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.
AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Section 1.    Recitals Part of Agreement; Defined Terms; References to Documents; Omitted Reference to Borrower 25 in Seventh Modification; New Defined Terms Added to Loan Agreement.
(a)    The foregoing Recitals are hereby incorporated into and made a part of this Agreement.
(b)    All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.
(c)    Except as otherwise stated herein, all references in this Agreement to any one or more of the Documents shall be deemed to include the Previous Modifications and amendments to the Documents provided for in the Previous Modifications, whether or not express reference is made to such previous modifications and amendments.
(d)    The parties acknowledge and agree that as a result of a clerical error, Borrower 25 was not named as a party in the first paragraph on page 1 of the Seventh Modification, but that Borrower 25 did execute the Seventh Modification as a party thereto. The parties acknowledge and agree that Borrower 25 was and is intended to be a party to the Seventh Modification, and Borrower 25 hereby joins in, adopts, ratifies and agrees to be bound by the Seventh Modification as of the December 17, 2014, date thereof, with the same effect as if it had been named as a party in the first paragraph on page 1 of the Seventh Modification.
(e)    Section 1.1 of the Loan Agreement, as modified and amended by the Previous Modifications, is hereby modified and amended by adding the defined terms “Transferred Facility”, “Transferring Borrower”, “New Operator”, “Transfer Date” and “Transfer Documents” which appear in Section 2 of this Agreement.
Section 2.    Lender Consent to Transfer of Operations to New Operators and to Amendment of Lease for Facility 21. The Borrowers and the Guarantor hereby request that the Lender consent to the transfer of operations of each Facility listed below (each a “Transferred Facility”) by the Borrower which is the operator of such Facility (each a “Transferring Borrower”), to the New Operator listed opposite the name of such Facility below (in each case the “New Operator”), effective as of the Transfer Date listed opposite the name of such Facility below (in each case the “Transfer Date”), pursuant to the Transfer Documents described opposite the name of such Facility below (in each case the “Transfer Documents”), and the Lender hereby grants such consent.

Facility and Borrower Number	Facility Name	Borrower	Owner or Original Sublessor Leasing to Borrower	New Operator	Transfer Date	Transfer Documents
2	Lumber City Nursing and Rehabilitation Center	Borrower 2 ADK Lumber City Operator, LLC	Owner, Master Lease Lessor - William Foster Sublessor - ADK Georgia, LLC	LC SNF, LLC, a Florida limited liability company Affiliate of Beacon Health Management, LLC (New Sponsor of Facilities 2 and 12)	November 1, 2014	Direct Sublease Agreement by ADK Georgia, LLC dated October 22, 2014 Operations Transfer Agreement dated November 1, 2014
5	Powder Springs Nursing and Rehabilitation Center	Borrower 5 ADK Powder Springs Operator, LLC	Owner, Master Lease Lessor - William Foster Sublessor - ADK Georgia, LLC	3460 Powder Springs Road Associates, L.P., a Georgia limited partnership Affiliate of Wellington Healthcare Services (New Sponsor of Facilities 5 and 7)	March 1, 2015	Direct Sublease Agreement by ADK Georgia, LLC dated January 31, 2015 Operations Transfer Agreement dated January 31, 2015
7	Tara at Thunderbolt Nursing and Rehabilitation Center	Borrower 7 ADK Thunderbolt Operator, LLC	Owner, Master Lease Lessor - William Foster Sublessor - ADK Georgia, LLC	3223 Falligant Avenue Associates, L.P., a Georgia limited partnership Affiliate of Wellington Healthcare Services (New Sponsor of Facilities 5 and 7)	March 1, 2015	Direct Sublease Agreement by ADK Georgia, LLC dated January 31, 2015 Operations Transfer Agreement dated January 31, 2015

9	Attalla Health Care	Borrower 9 Attalla Nursing ADK, LLC	Owner, Borrower 9	C.R. of Attalla, LLC, a Georgia limited liability company Affiliate of C. Ross Management, LLC (New Sponsor of Facilities 9 and 25)	November 1, 2014	Lease Agreement by Borrower 9 dated September 22, 2014 Operations Transfer Agreement dated November 1, 2014
10	Mountain Trace Nursing and Rehabilitation Center	Borrower 10 Mountain Trace Nursing ADK, LLC	Owner, Borrower 10	Blue Ridge on the Mountain, LLC, a North Carolina limited liability company Affiliate of Symmetry Healthcare Management	June 1, 2015	Lease Agreement by Borrower 10 dated February 27, 2015, amended by First Amendment to Lease Agreement dated March 20, 2015 Operations Transfer Agreement dated February 27, 2015
12	Southland Healthcare and Rehabilitation Center	Borrower 12 Erin Nursing, LLC	Owner, Erin Property Holdings, LLC	SL SNF, LLC, a Florida limited liability company Affiliate of Beacon Health Management, LLC (New Sponsor of Facilities 2 and 12)	November 1, 2014	Sublease Agreement by Borrower 12 dated October 22, 2014 Operations Transfer Agreement dated November 1, 2014
25	Coosa Valley Healthcare	Borrower 25 Coosa Nursing ADK, LLC	Owner, Borrower 25	C.R. of Coosa Valley, LLC, a Georgia limited liability company Affiliate of C. Ross Management, LLC (New Sponsor of Facilities 9 and 25)	November 1, 2014	Lease Agreement by Borrower 25 dated September 22, 2014 Operations Transfer Agreement dated November 1, 2014

Section 7.11 of the Loan Agreement shall be deemed to be modified and amended to permit the transfer of operations of the Transferred Facilities to the New Operators under the Transfer Documents, and to permit the operation of the Transferred Facilities by the New Operators from and after their respective Transfer Dates. The Borrowers and the Guarantor also hereby request that the Lender consent to a First Amendment dated as of January 1, 2015, to the Facility Lease dated April 1, 2012, of Facility 21 to Borrower 21, and the Lender hereby grants such consent. In order to induce the Lender to grant the consents which are provided for above in this Section, the Borrowers and the Guarantor are entering into the agreements with the Lender which are provided for in this Agreement.
Section 3.    Reductions of Loan Amount.
(a)    The amount of the Loan and the Note and the Loan Amount are hereby reduced from $8,815,000 to $6,000,000, effective as of the date of this Agreement, and all of the Documents, as modified and amended by the Previous Modifications, are hereby modified and amended accordingly.
(b)    The amount of the Loan and the Note and the Loan Amount are hereby further reduced from $6,000,000 to $5,750,000, effective as of August 1, 2015, and all of the Documents, as modified and amended by the Previous Modifications, are hereby modified and amended accordingly.
(c)    Without limitation on the generality of the foregoing provisions of this Section, the dollar amounts that appear in the Documents, as modified and amended by the Previous Modifications, in reference to the amount of the Loan and the Note are hereby modified and amended to be the respective reduced amounts set forth above in this Section effective as of the respective reduction dates set forth above in this Section, including, without limitation, in the defined term “Loan Amount” in Section 1.1 of the Loan Agreement, in the upper left corner of page 1 of the Note, in the definition of the term “Loan” in Section 1 of the Note, and in Recital paragraph A of the Guaranty, each as modified and amended by the Previous Modifications.
(d)    If any reduction of the Loan Amount which is provided for in this Section results in a reduction of the Availability that causes the outstanding principal balance of the Loan together with the combined face amount of all outstanding Letters of Credit, to exceed the reduced Availability, the Borrowers shall make such repayments of the Loan as shall be necessary to eliminate such excess, as required by the Loan Agreement, including, without limitation, Sections 3.4(b) and 7.4 thereof. In the event that at the time of any such reduction of the Availability there is no principal balance outstanding on the Loan, or if a payment made as described above in this paragraph causes no principal balance to be outstanding on the Loan, and if the combined face amount of all outstanding Letters of Credit exceeds the reduced Availability, then the Borrowers shall immediately deposit the amount of such excess in a cash collateral account as security for the Loan in the name of one or more of the Borrowers with the Lender, and shall maintain such amount on deposit in such cash collateral account so long as and to the extent that the face amount of the combined face amount of all outstanding Letters of Credit exceeds the Availability, as required by the Loan Agreement, including, without limitation, Section 3.4(b) thereof.
Section 4.    Changes Relating to Eligible Accounts.
(a)    The following provisions shall apply notwithstanding the provisions of paragraph (k) in the defined term “Eligible Account and Eligible Accounts” in Section 1.1 of the Loan Agreement, as modified and amended by the Previous Modifications, and each of the following provisions is without limitation on any of the others:
(i)    The Accounts of Borrowers 5, 7 and 10 shall cease to be Eligible Accounts on the date of this Agreement, for the reason that the New Operators of Facilities 5, 7 and 10 declined to deliver estoppel agreements relating to their Transfer Documents in a form acceptable to the Lender.

(ii)    In the case of each Transferring Borrower and Transferred Facility, on the Transfer Date for such Transferred Facility, Accounts of such Transferring Borrower which are outstanding more than 90 days past the billing date thereof shall cease to be Eligible Accounts.
(iii)    In the case of each Transferring Borrower and Transferred Facility, all of the Accounts of such Transferring Borrower shall cease to be Eligible Accounts on the earlier of (A) date 90 days after the Transfer Date for such Transferred Facility, and (B) the date as of which the New Operator of such Transferred Facility has approval to bill the Medicare and Medicaid programs in its own name. Without limitation on the generality of the foregoing provisions of his subparagraph, as a result of such provisions, as of the date of this Agreement, the Accounts of Borrowers 2, 9, 12 and 25 are no longer Eligible Accounts, because each of them has had more than 90 days elapse after its Transfer Date of November 1, 2014.
(iv)    In the case of each Transferring Borrower and Transferred Facility, Accounts arising from the operation of such Transferred Facility which arise on and after the Transfer Date for such Transferred Facility shall not be Eligible Accounts.
(v)    In the case of each Transferring Borrower and Transferred Facility, all of the Accounts of such Transferring Borrower shall immediately cease to be Eligible Accounts if at any time on or after the Transfer Date for such Transferred Facility, any or all of the Accounts arising from the operation of such Transferred Facility are not being paid by the Account Debtors directly to a deposit account at the Lender in the name of such Transferring Borrower, regardless of whether such Accounts arose prior to or on or after the Transfer Date for such Transferred Facility. For example, Accounts due from the Medicare and Medicaid programs which arise on or after the Transfer Date for a Transferred Facility, but which are billed in the name of a Transferring Borrower because the New Operator of such Transferred Facility does not yet have approval to bill the Medicare or Medicaid programs in its own name, must be payable to a deposit account at the Lender in the name of such Transferring Borrower in order for the Accounts of such Transferring Borrower to continue to be Eligible Accounts.
(vi)    In the case of each Transferring Borrower and Transferred Facility, amounts at any time payable to such Transferring Borrower by the New Operator of such Transferred Facility shall not be Eligible Accounts, including, without limitation, amounts payable under any Transfer Documents.
(b)    If any change in the Eligible Accounts which is provided for in this Section results in a reduction of the Borrowing Base and the Availability that causes the outstanding principal balance of the Loan together with the combined face amount of all outstanding Letters of Credit, to exceed the Availability, the Borrowers shall make such repayments of the Loan as shall be necessary to eliminate such excess as required by the Loan Agreement, including, without limitation, Sections 3.4(b) and 7.4 thereof. In the event that at the time of any such reduction of the Availability there is no principal balance outstanding on the Loan, or if a payment made as described above in this paragraph causes no principal balance to be outstanding on the Loan, and if the combined face amount of all outstanding Letters of Credit exceeds the reduced Availability, then the Borrowers shall immediately deposit the amount of such excess in a cash collateral account as security for the Loan in the name of one or more of the Borrowers with the Lender, and shall maintain such amount on deposit in such cash collateral account so long as and to the extent that the face amount of the combined face amount of all outstanding Letters of Credit exceeds the Availability, as required by the Loan Agreement, including, without limitation, Section 3.4(b) thereof.

Section 5.    Collateral Includes Transfer Documents. The Borrowers acknowledge and agree that by the terms of the definition of the term “Collateral” in the Loan Agreement, the Collateral includes the Transfer Documents, all rights of each Transferring Borrower under the Transfer Documents to which it is a party, and all amounts from time to time payable to each Transferring Borrower under the Transfer Documents to which it is a party.
Section 6.    Continuing Obligations. The Transferring Borrowers are not being released as Borrowers and obligors under the Loan Agreement, the Note and the other Loan Documents, and they shall continue to be fully and jointly and severally obligated for the payment and performance of all of the obligations of the Borrowers under the Loan Agreement, the Note and the other Loan Documents, each as modified and amended by the Previous Modifications. It shall be the obligation of the Borrowers to ensure that the Transferred Facilities continue to be in compliance with, and to be operated in compliance with, the representations, warranties, covenants, conditions and other provisions of the Loan Agreement and the other Loan Documents, each as modified and amended by the Previous Modifications, from and after their respective Transfer Dates. After each Transfer Date, it shall be the obligation of the Borrowers to be in compliance with the provisions of the financial covenants contained in Sections 7.12 and 7.13 of the Loan Agreement, as modified and amended by the Previous Modifications, based on the income and expenses of the Borrowers excluding those Transferring Borrowers whose Transfer Date has occurred.
Section 7.    Furnishing Information.
(a)    The Borrowers shall continue to provide the Lender with all of the information which is required by Section 7.3 of the Loan Agreement, as modified and amended by the Previous Modifications.
(b)    In addition to the information which is required by Section 7.3 of the Loan Agreement, the Borrowers shall provide the following information to the Lender:
(i)    In the case of each New Operator, without the necessity of any request by the Lender, as soon as available and in no event later than 45 days after the end of each fiscal quarter commencing with the fiscal quarter ending June 30, 2015, a financial statement of such New Operator showing the results of operations of its Transferred Facility and consisting of a balance sheet, statement of income and expense and statement of payor mix, prepared in accordance with GAAP, and certified by an officer of such New Operator.
(ii)    In the case of each New Operator, without the necessity of any request by the Lender, as soon as available and in no event later than 120 days after the end of each fiscal year commencing with the fiscal year ending December 31, 2015, an annual financial statement of such New Operator showing the results of operations of its Transferred Facility and consisting of a balance sheet, statement of income and expense, statement of cash flows and statement of payor mix, prepared in accordance with GAAP, certified by an officer of such New Operator.
(iii)    Without the necessity of any request by Lender, as soon as available and in no event later than 120 days after the end of each fiscal year commencing with the fiscal year ending December 31, 2015, an annual consolidated financial statement for all of the Facilities showing the results of operations of all of the Facilities and consisting of a statement of income and expense, statement of cash flows and statement of payor mix, prepared in accordance with GAAP, certified by an officer of the Borrowers.
Section 7.3 of the Loan Agreement, as modified and amended by the Previous Modifications, is hereby modified and amended to incorporate the foregoing provisions of this paragraph.

Section 8.    Concerning the Transfer Documents.
(a)    The Borrowers hereby represent and warrant to the Lender that each of the Transfer Documents is in full force and effect and has not been modified or amended other as set forth in Section 2 hereof, that no Defaults or Events of Default on the part of any party have occurred and are continuing under any of the Transfer Documents
(b)    The Borrowers hereby represent and warrant to the Lender that with the exception of Facility 10 and the Transfer Documents for that Facility, the Transfer Documents do not contain any conditions to the obligations of the parties under the Transfer Documents, or if they do contain any conditions, such conditions have either been satisfied or waived, and that the leasing and transfer of operations provided for in each of the Transfer Documents became effective and occurred on the applicable Transfer Date. If after the date of this Agreement the transfer of Facility 10 is terminated, the provisions of this Agreement with respect to Borrower 10 and Facility 10 shall not be terminated or reversed and shall continue to apply.
(b)    Each Transferring Borrower shall comply with any Transfer Documents to which it is a party. Each Transferring Borrower shall at all times duly perform and observe all of the terms, provisions, conditions and agreements on its part to be performed and observed under any Transfer Documents to which it is a party, and shall not suffer or permit any Default or Event or Default on the part of such Transferring Borrower to exist thereunder. Without the prior written consent of the Lender, which may be given or withheld in its sole and absolute discretion, each Transferring Borrower shall not agree or consent to, or suffer or permit, any modification, amendment or termination of any Transfer Document. Each Transferring Borrower shall promptly furnish to the Lender copies of all notices of default and other material documents and communications sent or received by such Transferring Borrower under or relating to any of the Transfer Documents.
(c)    The Loan Agreement, as modified and amended by the Previous Modifications, is hereby modified and amended to incorporate the foregoing provisions of this Section.
Section 9.    Attachment to Note. The Lender may, and prior to any transfer by it of the Note shall, attach a copy of this Agreement to the original Note and place an endorsement on the original Note making reference to the fact that such attachment has been made.
Section 10.    Representations and Warranties. The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement, any of the Documents or any of the Previous Modifications, if any. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to the Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:
(a)    Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of which is stated in the Preambles to this Agreement, and if such State is not the State in which its Facility is located, such Borrower is duly registered or qualified to transact business and in good standing in the State in which its Facility is located. Each Borrower has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.
(b)    The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.
(c)    Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement, the Documents and the Previous Modifications in the capacity shown in each signature block contained in this Agreement, the Documents and the Previous Modifications in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.
(d)    This Agreement, the Documents and the Previous Modifications have been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement, the Documents and the Previous Modifications constitute valid and legally binding obligations enforceable against such of the Borrower/Guarantor Parties as are parties thereto. The execution and delivery of this Agreement, the Documents and the Previous Modifications and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.
(e)    The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party and the Previous Modifications, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents or the Previous Modifications.
(f)    There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement, any of the Documents or the Previous Modifications, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement, any of the Documents or the Previous Modifications, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.
(g)    The statements contained in the Recitals to this Agreement are true and correct.
Section 11.    Documents to Remain in Effect; Confirmation of Obligations; References. The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as previously modified and amended by the Previous Modifications and as expressly modified and amended herein. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing. All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as previously modified and amended by the Previous Modifications and as modified and amended by this Agreement. Electronic records of executed documents maintained by the Lender shall be deemed to be originals thereof.
Section 12.    Certifications, Representations and Warranties. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to the Lender that all certifications, representations and warranties contained in the Documents and the Previous Modifications and in all certificates heretofore delivered to the Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.
Section 13.    Entire Agreement; No Reliance. This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth. The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.
Section 14.    Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.
Section 15.    Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
Section 16.    Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.
Section 17.    Construction.
(a)    The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.
(b)    References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.
(c)    The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.
(d)    Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.
(e)    The Borrower/Guarantor Parties and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

Section 18.    Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. An electronic record of this executed Agreement maintained by the Lender shall be deemed to be an original.
Section 19.    Governing Law. This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement.
Section 20.    Waiver of Trial by Jury. THE PROVISIONS OF THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS RELATING TO WAIVER OF TRIAL BY JURY SHALL APPLY TO THIS AGREEMENT.

[SIGNATURE PAGE(S) AND EXHIBIT(S),
IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ADK Lumber City Operator, LLC
ADK LaGrange Operator, LLC
ADK Powder Springs Operator, LLC
ADK Thunderbolt Operator, LLC
Attalla Nursing ADK, LLC
Mountain Trace Nursing ADK, LLC
Erin Nursing, LLC
CP Nursing, LLC
Benton Nursing, LLC
Valley River Nursing, LLC
Park Heritage Nursing, LLC
Homestead Nursing, LLC
Mountain View Nursing, LLC
Little Rock HC&R Nursing, LLC
COOSA NURSING ADK, LLC
QC NURSING, LLC

By	/s/ William McBride III
William McBride III, Manager of Each Borrower

ADCARE HEALTH SYSTEMS, INC.

By	/s/ William McBride
William McBride, Chief Executive Officer

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director